SUMMARY PROSPECTUS OCTOBER 8, 2014

PROSHARES MORNINGSTAR ALTERNATIVES SOLUTION ETF

ALTS LISTED ON NYSE ARCA

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 8, 2014, and Statement of Additional Information, dated October 1, 2014, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

ProShares Morningstar Alternatives Solution ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified Alternatives IndexSM (the “Index”). The Index is designed to provide diversified exposure to alternative asset classes in order to enhance risk adjusted portfolio returns when combined with a range of traditional investments. It allocates among a comprehensive set of alternative exchange-traded funds (“ETFs”) that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge fund replication, private equity, infrastructure or inflation-related investments. The Index consists exclusively of ProShares ETFs.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.07%
Other Expenses*	0.40%
Acquired Fund Fees and Expenses**	0.77%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.24%
Fee Waiver/Reimbursement***	-0.29%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). “Acquired Fund Fees and Expenses” are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements. Therefore, the amounts listed in “Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

***	Pursuant to an Expense Limitation Agreement, ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (including Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 0.95% through September 30, 2016. ProShare Advisors has also agreed to waive Investment Advisory and Management Services Fees through October 31, 2016. Prior to those dates, ProShare Advisors may not terminate these respective arrangements without the approval of the Fund’s Board of Trustees. Expense waivers/reimbursements (but not Investment Advisory and Management Services Fees waived during the term of the Investment Advisory and Management Services Fee waiver) may be recouped by ProShare Advisors within five years of the end of the Expense Limitation Agreement’s contractual period, to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$97	$365

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund (and each Underlying ETF (as defined below) in which the Fund invests) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. To the extent an Underlying ETF incurs costs related to portfolio turnover, such costs would have a negative effect on the performance of the Underlying ETF, and thus the Fund, but will not be reflected in the Fund’s portfolio turnover rate. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Fund is a fund of ETFs and seeks to achieve its investment objective by investing primarily in the Underlying ETFs, each of which is a ProShares ETF.

The Fund is designed to provide investors with a comprehensive solution to their alternatives allocation by investing in the alternative ETFs (i.e., ETFs that invest in alternative asset classes or that have non-traditional investment strategies) comprising its index. The Index is designed to provide diversified exposure to alternative asset classes in order to enhance risk adjusted portfolio returns when combined with a range of traditional investments. It allocates among a comprehensive set of alternative ETFs that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge fund replication, private equity, infrastructure or inflation-related investments.

The Index allocates to the Underlying ETFs based on a proprietary optimization model — which annually calculates the allocation to each Underlying ETF based on the improvement in portfolio risk/return characteristics each Underlying ETF provides to a traditional stock and bond portfolio. In addition, at each monthly rebalance, the Index applies a tactical momentum signal designed to increase the allocations towards asset classes that exhibit positive relative trends over the prior six months.

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As of October 6, 2014 the Underlying ETFs included: ProShares Hedge Replication ETF, ProShares RAFI Long/Short, ProShares Merger ETF, ProShares Managed Futures Strategy, ProShares 30 Year TIPS/TSY Spread, ProShares DJ Brookfield Global Infrastructure ETF and ProShares Global Listed Private Equity ETF. A brief description of each of these Underlying ETFs follows.

ProShares Hedge Replication ETF (HDG) seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (“Factor Model”). The Factor Model, established by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the “HFRI”).

ProShares RAFI® Long/Short (RALS) seeks investment results, before fees and expenses, that track the performance of the RAFI® US Equity Long/Short Index. The index methodology seeks to capitalize on a theory that traditional index weighting based on market capitalization results in overweighting of overpriced securities and underweighting of underpriced securities.

ProShares Merger ETF (MRGR) seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index. The index is designed to provide exposure to a global merger arbitrage strategy.

ProShares Managed Futures Strategy (FUTS) seeks to provide investment results that correspond (before fees and expenses) to the performance of the S&P Strategic Futures Index. The S&P Strategic Futures Index was developed by Standard & Poor’s and is a long/short rules-based investable index that seeks to capture the economic benefit derived from both rising and declining trends in futures prices.

ProShares 30 Year TIPS/TSY Spread (RINF) seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 30-Year Inflation Breakeven Index (the “Breakeven Index”). The index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) bond and duration-adjusted short positions in U.S. Treasury bonds of the closest maturity. The difference in yield (or “spread”) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (“BEI”). The 30-Year BEI is considered to be a measure of the market’s expectations for inflation over the next thirty years.

ProShares DJ Brookfield Global Infrastructure ETF (TOLZ) seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index. The index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as “pure-play” infrastructure companies – companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

ProShares Global Listed Private Equity ETF (PEX) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index. The index consists of up to 30 qualifying listed private equity companies whose private equity portion of their business, excluding indirect private equity investments and the valuation of the private equity fund management business, represents more than 80% of the total assets of the company.

For a more detailed description of the Underlying ETFs, please see “The Underlying ETFs” in the back of the Fund’s Full Prospectus.

The Index is constructed and maintained by Morningstar, Inc. and its affiliate, Ibbotson Associates, and was designed to be licensed to ProShares. The Index is published under the Bloomberg ticker symbol “DIVALTT.”

“Underlying ETFs” are ETFs, sponsored by the Advisor or its affiliates, in which the Fund invests. In addition to ETFs that are investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), one of the Underlying ETFs currently included in the Index is an ETF that is not a mutual fund or any other type of investment company as defined in the 1940 Act and is not subject to regulation thereunder.

For a further description of the Index, please see “Description of the Index” in the back of the Fund’s Full Prospectus.

The Fund invests in ETFs that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in Underlying ETFs.

The securities that the Fund will principally invest in are set forth below.

•

Exchange-Traded Funds (ETFs) — The Fund invests in shares of other ETFs, which are listed, open-ended pooled investment entities that provide exposure to different asset classes and investment strategies.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry, group of industries, country or region to approximately the same extent as the Index is so concentrated.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

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Principal Risks

You could lose money by investing in the Fund.

Principal Risks Related to the Fund

•

Affiliated Fund Risk — The Fund invests exclusively in Underlying ETFs that are affiliated with ProShare Advisors. The use of affiliated Underlying ETFs may subject ProShare Advisors to potential conflicts of interest; for example, the fees paid to ProShare Advisors by certain Underlying ETFs may be higher than on other Underlying ETFs. If an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing shares of that Underlying ETF.

•

Investment Strategy Risk — There is no guarantee that the Fund will produce high or even positive returns, or that it will enhance risk adjusted portfolio returns when combined with traditional investments. The Index allocates to the Underlying ETFs based in large part on the historical performance and other related characteristics of the individual Underlying ETFs, their benchmarks, and the asset classes they represent. There is no guarantee that the Underlying ETFs will continue to perform as they have in the past or as they are expected to perform in the future, or that the Underlying ETFs will meet their investment objectives. Furthermore, the quantitative allocation strategy utilized by the Index may allocate to the Underlying ETFs in a way that proves to be sub-optimal for a given market environment.

•	Correlation Risk — There is no guarantee that the Fund or any Underlying ETF will achieve a high degree of correlation with its index, which may hinder its ability to meet its investment objective.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund or an Underlying ETF being unable to buy or sell certain securities. In such circumstances, the Fund or an Underlying ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Investment in Underlying ETFs Risk — The Fund expects to invest substantially all of its assets in the Underlying ETFs, so the Fund’s investment performance is directly related to the investment performance of the Underlying ETFs. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Index. The Fund’s NAV will change with changes in the value of the Underlying ETFs in which the Fund invests. As the Underlying ETFs, or the Fund’s allocations among the Underlying ETFs, change from time to time, or to the extent that the expense ratio of the Underlying ETFs changes, the weighted average operating expenses borne by the Fund may increase or decrease. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another

Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

The value of the Fund’s investment in Underlying ETFs is generally based on secondary market prices and, as such, the Fund may suffer losses due to developments in the security markets, the failure of an active trading market to develop, trading halts or de-listings.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the benchmark. Furthermore, the Underlying ETFs in which the Fund invests may have varying degrees of liquidity and associated spreads. Lower liquidity and wider spreads have a negative impact on the Fund’s performance.

•

Market Price Variance Risk — Individual shares of the Fund will be listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. The market price of shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions may result in trading prices that differ significantly from the value of the Fund’s holdings. Shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by Authorized Participants creating and redeeming shares directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event. This may increase the Fund’s volatility and cause performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. This risk may be particularly acute if the Index is comprised of a small number of securities.

•	Portfolio Turnover Risk — Active market trading of the Fund’s or the Underlying Fund’s shares may cause more frequent creation or redemption activities that could, in certain circum-

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stances, increase the number of portfolio transactions. High levels of transactions increase commission and other transaction costs and may result in increased taxable capital gains.

•

Valuation Risk — In certain circumstances, Underlying ETFs may be valued using techniques other than market quotations. The value established for an Underlying ETF may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Underlying ETFs that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell an Underlying ETF for the value established for it at any time, and it is possible that the Fund would incur a loss because an Underlying ETF is sold at a discount to its established value.

Risks Related to the Underlying ETFs

The Fund is subject to the risks of the Underlying ETFs to the extent it allocates to the relevant Funds. Investments in the Underlying ETFs may subject the Fund to the following risks:

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Breakeven Inflation Investing Risk — ProShares 30 Year TIPS/TSY Spread seeks investment results, before fees and expenses, that track the Breakeven Index. The Breakeven Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (TIPS) bond and duration-adjusted short positions in U.S. Treasury bonds of the closest maturity. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (BEI) and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Breakeven Index (and the fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Breakeven Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.

There is no guarantee that these factors will combine to produce any particular directional changes in the Breakeven Index over time, or that the fund will retain any appreciation in value over extended periods of time, or that the returns of the Breakeven Index or the fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Breakeven Index or the fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the
Breakeven Index or the value of the fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the fund may not serve as an effective hedge against inflation.

•

Counterparty Risk — Certain Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount such Underlying ETF expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Underlying ETF. An Underlying ETF may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement, or if any collateral posted by the counterparty for the benefit of the Underlying ETF is insufficient or there are delays in the Underlying ETF’s ability to access such collateral.

•

Debt Instrument Risk — Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk, and are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the fixed income market. Typically, the value of outstanding debt instruments falls when interest rates rise.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the underlying index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in an Underlying ETF to decrease.

•

Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, fixed income securities in the underlying index may underperform other fixed income investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in an Underlying ETF to decrease.

•

Foreign Currency Risk/Exposure to Foreign Currency Risk — Investments linked to or denominated in foreign currencies are exposed to additional risk factors versus similar investments that do not have foreign currency exposure. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency.

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Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges or an investment in an instrument linked to a foreign currency is subject to foreign currency risk. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, certain Underlying ETFs may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Underlying ETF will be limited in its ability to use multiple dealers to obtain exchange rates. This may result in potentially higher costs for the Underlying ETF, and increased correlation risk. Further, the limitation on dealers may cause delays in execution, which may also increase correlation risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments.

•

Foreign Investments Risk/Exposure to Foreign Investments Risk — Foreign markets, particularly emerging markets, can be less liquid, more volatile and significantly smaller than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments, and can perform differently from the U.S. market. In many foreign countries, there is less publicly available information about issuers; less government supervision and regulation of investments; and different accounting, auditing and financial reporting standards. An Underlying ETF may experience difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Emerging markets can be subject to greater social, economic, regulatory, regional, and political uncertainties and can be extremely volatile. Foreign currency exchange rates also can be extremely volatile.

•

Geographic Concentration Risk — Underlying ETFs that focus their investments in particular foreign countries or geographic regions, may be more volatile than more geographically diversified funds. The performance of these Underlying ETFs will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks. In particular, the European markets have experienced significant volatility over recent years and several European Union member countries have been adversely affected by unemployment, budget deficits and economic downturns, which have caused those countries to experience credit rating downgrades and rising government debt levels. These events, or even the threat these events, may cause further volatility in the European financial markets, which may negatively impact the Underlying ETF’s returns.

•

Infrastructure Industry Risk — ProShares DJ Brookfield Global Infrastructure ETF is subject to risks faced by companies in the infrastructure industry to the same extent as its index is so concentrated, including: potential limitation of usage rates by governmental regulatory commissions, changes in the nature of a government concession that may negatively impact a company; special tariffs that are imposed or changes in tax laws; revenue that is significantly lower than projected and/or cost overruns; increases to operating costs; increases to interest rates that may affect the average cost of funding; changes in supply and demand; deregulation, which may subject companies to greater competition; and government intervention or other factors that may render a company’s equipment unusable or obsolete and negatively impact profitability. Other infrastructure industry risks include natural disasters, environmental liabilities due to a company’s operations or an accident or other general civil liabilities, changes in market sentiment toward infrastructure and terrorist attacks.

•

Long/Short Risk — Certain Underlying ETFs seek both long and short exposure. There is no guarantee that the returns on the Underlying ETFs’ long or short positions will produce high, or even positive, returns and the Underlying ETFs could lose money if either or both the Underlying ETFs’ long and short positions produce negative returns. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

•

Risks Associated with the Use of Derivatives — Certain Underlying ETFs may obtain investment exposure through derivatives (including investing in swap agreements, futures contracts, options on futures contracts, securities and indexes, forward contracts and similar instruments). Investing in derivatives may be considered aggressive and may expose the Underlying ETF to greater risks than investing directly in the reference asset(s) underlying those derivatives (e.g., the securities contained in an Underlying ETF’s index). When an Underlying ETF uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the index) and the derivative, which may prevent the Underlying ETF from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Underlying ETF to losses in excess of those amounts initially invested.

Moreover, with respect to the use of swap agreements, if an index has a dramatic intraday move that causes a material decline in an Underlying ETF’s net assets, the terms of a swap agreement between the Underlying ETF and its counterparty may permit the counterparty to immediately close out the transaction with the Underlying ETF. In that event, the Underlying ETF may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Underlying ETF’s investment objective. This, in turn, may prevent the Underlying ETF from achieving its investment objective, even if the index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Underlying ETF’s return.

•

Risks Related to a Managed Futures Strategy — ProShares Managed Futures Strategy utilizes an index that is based on a quantitative trading strategy. As market dynamics shift over time, this strategy may not continue to perform as anticipated. The index takes long or short positions based on the performance trends

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of the individual components. There can be no assurance that such trends are an accurate indicator of future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Underlying ETF may suffer significant losses. The Underlying ETF’s index is based on futures prices, not spot prices. Futures can perform very differently from spot prices. This Underlying ETF’s exposure to commodity or financial futures markets may subject it to greater volatility than investments in traditional securities, which may adversely affect an investor’s investment in that Underlying ETF. Certain index components of that Underlying ETF have experienced high volatility in the past.

Certain of these futures contracts are subject to risks related to rolling, which is the process in which an Underlying ETF closes out and replaces futures contracts that near expiration with futures contracts with a later expiration.

The prices at which the Underlying ETF can replace expiring commodity futures contracts or financial futures contracts may be higher or lower in the nearer months than in the more distant months. The pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” The pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” There have been extended periods in which contango or backwardation has existed in the futures contract markets for various types of futures contracts, and such periods can be expected to occur in the future. The presence of contango in certain commodity futures contracts or financial futures contracts at the time of rolling would be expected to adversely affect long positions held by the Underlying ETF and positively affect short positions held by the Underlying ETF. Similarly, the presence of backwardation in certain commodity futures contracts or financial futures contracts at the time of rolling such contracts would be expected to adversely affect short positions held by the Underlying ETF and positively affect long positions held by the Underlying ETF.

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Risks Related to a Merger Arbitrage Strategy — A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). Such a Spread typically exists due to the uncertainty that the announced merger, acquisition or other corporate reorganization (each, a “Deal”) will close, and if it closes, that such Deal will be at the initially proposed economic terms. There is no assurance that any of the Deals reflected in this Underlying ETF will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in this Underlying ETF is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to cap-

ture. This could adversely affect the performance of this Underlying ETF and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of this Underlying ETF. This Underlying ETF may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.

Furthermore, the Merger Arbitrage Strategy seeks to hedge its exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional risk.

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Risks Relating to Investing in Listed Private Equity Companies — ProShares Global Listed Private Equity ETF may be subject to risks faced by companies in the private equity sector to the same extent as its index is so concentrated, in particular the skill of such companies in selecting underlying investments. There are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”) and other financial institutions or vehicles whose principal business is to invest in and provide mezzanine financing to privately held companies.

Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Private equity securities additionally carry other risks including those related to unclear ownership, market access constraints and market opaqueness. In addition, at times, a private equity company may hold a significant portion of its assets in cash or cash equivalents (e.g., after divesting itself of its interests in a portfolio company upon the portfolio company’s IPO, merger or recapitalization). This may result in lower returns than if the private equity company had invested such cash or cash equivalents in successful portfolio companies.

Furthermore, investments in listed private equity companies may include investments in BDCs. BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are registered under the 1940 Act, but may be exempt from many of its regulatory constraints provided that they comply with certain investment guidelines. BDC’s may carry additional risks such as limited investment opportunities, uncertainties surrounding valuation, leverage and management risk.

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Risks Relating to Restrictions on Investment Company Investments — Certain Underlying ETFs that invest in BDCs or other investment companies may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the ability of such Underlying ETFs to purchase certain of the securities as dictated by their strategy could be limited. In these circumstances, such Underlying ETF may be

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required to use sampling techniques, which could increase “Correlation Risk”, as described above.

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Short Sale Exposure Risk — Certain Underlying ETFs may seek inverse or “short” exposure, which may cause them to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Underlying ETF’s return or result in a loss. To the extent that, at any particular point in time, the securities underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, an Underlying ETF may be unable to meet its investment objective (e.g., due to a lack of available securities or counterparties). During such periods, the Underlying ETF’s ability to issue additional Creation Units may be adversely affected. Any income, dividends or payments on the Underlying ETF’s short positions will negatively impact the Underlying ETF.

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Small- and Mid-Cap Company Investment Risk — Underlying ETFs may have exposure to the stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small-and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Each of Underlying ETFs is also subject to the following risks described above under the caption “Principal Risks Related to the Fund”: Correlation Risk, Early Close/Late Close/Trading Halt Risk, Liquidity Risk, Market Price Variance Risk, Portfolio Turnover Risk and Valuation Risk.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Rachel Ames, Portfolio Manager, have managed the Fund since October 2014.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

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© 2014 ProShare Advisors LLC. All rights reserved.	ALTS(2)-OCT14